                                                                   EXHIBIT 10.19

                      LONG TERM INCENTIVE BONUS AGREEMENT
                      -----------------------------------

     This Agreement ("Agreement") is entered into on June 12, 1997, between Empress Casino Hammond Corporation, an Indiana corporation, 825 Empress Drive, Hammond, Indiana 46320 hereinafter referred to as the "Company," and Joseph J. Canfora, 825 Empress Drive, Hammond, Indiana 46320, hereinafter referred to as the "Employee," to be effective as of June 23, 1997.

                                   RECITALS:

     WHEREAS, Employee and the Company wish to enter into an agreement containing the terms and conditions of the bonus to be paid to Employee under certain specified circumstances.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter contained, the parties agree as follows:

     1.   DEFINITIONS.
          -----------

          (a)  "AFFILIATED COMPANIES" shall mean the Company, Empress Casino
                --------------------
Joliet Corporation and LMC Leasing, Ltd., each of which is sometimes referred to as an "Affiliated Company".

          (b)  "BASE VALUE" shall mean (i) with respect to the combined
                ----------
Affiliated Companies, $325 million, (ii) with respect to the Company and LMC Leasing, Ltd., combined, $179 million, and (iii) with respect to Empress Casino Joliet Corporation only, $146 million.

          (c)  "BENCHMARK VALUE" shall mean
                ---------------

               (i) In the case of a Change in Control on account of other than an initial public offering of the stock of one or more of the Affiliated Companies, the aggregate net amount received by the Affiliated Companies, or the shareholders of the Affiliated Companies, LESS any debt for borrowed money of the Affiliated Company(ies) with respect to which the Change in Control occurred that is not assumed by the buyer, PLUS any cash retained by such Affiliated Company(ies). If a Change in Control occurs with respect to one or more Affiliated Company, but not all Affiliated Companies, then the Benchmark Value shall be determined solely with regard to the specific Affiliated Companies with respect to which the Change in Control occurs. To the extent that proceeds are received by the Affiliated Companies or the shareholders of the Affiliated Companies in other than cash or deferred installments of cash, the such other consideration shall be valued in good faith by the Company, for purposes of determining the Benchmark Value.

               (ii) In all other cases other than those described in the foregoing provisions of this paragraph 1.(c), an amount equal to (A) the Combined EBITDA multiplied by 5, plus (B) cash held by the Affiliated Companies, less (C) debt of the Affiliated Companies (other than trade payables).
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     Benchmark Value shall be determined by the Company's independent accountants, as of the end of the prior fiscal year in the cases described in paragraph 1 (c)(ii) a month in which the termination of employment or Change in Control occurs.

          (d)  "CAUSE" shall have the meaning ascribed to it in the Employment
                -----
Agreement.

          (e)  "CHANGE IN CONTROL" shall mean (i) the sale of all or
                -----------------
substantially all of the stock or assets of the one or more Affiliated Companies to one or more third parties who are not, immediately preceding such transaction shareholders of an Affiliated Company, (ii) the merger of the one or more Affiliated Companies into or with another company in which a controlling interest is not owned by one or more shareholders of an Affiliated Company, or
(iii) an initial public offering of the stock of one or more of the Affiliated Companies; provided, however, that the disposition by one or more of the Affiliated Companies of one or more vessels, without a transfer of the operating business shall not be deemed to be a "Change in Control".

          (f)  "COMBINED EBITDA" shall mean the combined earnings before
                ---------------
interest, taxes, depreciation and amortization of the Affiliated Companies.

          (g)  "DISABILITY" shall have the meaning ascribed to it in the
                ----------
Employment Agreement.

          (h)  "EMPLOYMENT AGREEMENT" shall mean the Employment Agreement
                --------------------
between Employee and the Company effective as of June 23, 1997.

     2.   LONG-TERM INCENTIVE BONUS.
          -------------------------

          (a)  GENERAL.  Subject to the terms and conditions described below, in
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the event of (i) the termination of Employee's employment with the Company for reasons other than Cause or (ii) a Change in Control, the Company shall pay to Employee a bonus, in addition to any bonus to which he may be entitled under the Employment Agreement, equal to 3.913% of the excess, if any, of the Benchmark Value of the Affiliated Companies as of the date of termination of employment or Change in Control, whichever is applicable, over the Base Value of the Affiliated Companies.

          (b)  MINIMUM BONUS DURING FIRST TWELVE MONTHS.  Notwithstanding
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anything contained herein to the contrary, in the event of a Change of Control occurring during the period beginning on the date of this Agreement and ending twelve (12) months thereafter, Employee shall be entitled to receive a bonus equal to the greater of (i) the bonus determined in accordance with paragraph 2
(a) or (ii) $1,000,000.00.

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

          (c)  MAXIMUM BONUS.  Notwithstanding anything contained herein to the
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contrary, in the event of a termination of Employee's employment with the
Company, the maximum amount that Employee shall be entitled to receive under paragraph 2 (a) shall be $10,000,000.00. In the event of a Change in Control, there shall be no limit on the amount of the bonus that Employee shall be entitled to receive under paragraph 2 (a).

     3.   VESTING IN BONUS.
          ----------------

          (a)  GENERAL.  In the event that Employee's termination of employment
               -------
occurs before the end of business on June 22, 1999, shall have no vested interest in the bonus and this Agreement shall terminate. Upon completion of two full years of employment, Employee shall become vested with respect to 30% of the bonus. Upon completion of the initial three (3) year term of employment, Employee shall become vested with respect to 40% of the bonus. Thereafter, Employee will become vested with respect to an additional 10% of the bonus on and after each of the next succeeding six (6) anniversary dates of the last day of the initial employment term, provided he is still employed on such anniversary date, such that he will be 100% vested in the bonus after completing nine (9) years of employment. In the event that Employee's termination of employment occurs prior to the time that he is 100% vested in the bonus, only that portion of the bonus in which Employee is vested shall be payable to him hereunder.

          (b)  CHANGE IN CONTROL. Notwithstanding the provisions of paragraph 3
               -----------------
(a), in the event of a Change in Control, Employee shall be 100% vested in the bonus, regardless of Employee's period of service.

     4.   TIME AND METHOD OF PAYMENT.
          --------------------------

          (a)  TERMINATION OF EMPLOYMENT OTHER THAN FOR REASONS OF DEATH,
               ----------------------------------------------------------
DISABILITY.  The vested amount of the a bonus that becomes payable to Employee
----------
hereunder following termination of Employee's employment for reasons other than death or Disability, determined in accordance with paragraphs 2 and 3, shall be made to Employee (or in the event of Employee's death after termination of employment, to Employee's estate) in cash, in thirty-six (36) equal monthly installments, beginning as of the first day of the month following the later of the month in which Employee attains age 55 or the month in which Employee's employment terminates.

          (b)  TERMINATION OF EMPLOYMENT FOR REASONS OF DEATH, DISABILITY.   The
               ----------------------------------------------------------
vested amount of the a bonus that becomes payable to Employee hereunder following termination of Employee's employment on account of death or Disability, determined in accordance with paragraphs 2 and 3, shall be made to Employee (or in the event of Employee's death, to Employee's estate) in cash, in one hundred and twenty (120) equal monthly installments, beginning as of the first day of the month following the month in which Employee dies or the month in which Employee's employment terminates on account of Disability, whichever is applicable. Notwithstanding the immediately preceding, in the event that Employee (or

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

Employee's estate) is still receiving installment payments as of the date he attains (or would have attained) age 55, the remaining amount due as of such date shall be paid to Employee (or Employee's estate) in thirty-six (36) equal monthly installments, beginning as of the first day of the month following the month in which Employee attains (or would have attained) age 55.

          (c)  CHANGE IN CONTROL OTHER THAN IPO. The vested amount of the a
               --------------------------------
bonus that becomes payable to Employee hereunder on account of a Change in Control other than an initial public offering of the stock of an Affiliated Company, 7, determined in accordance with paragraphs 2 and 3, shall be made to Employee in cash, or deferred installments of cash, at the same time(s) as shareholders in the Affiliated Company with respect to which the Change in Control occurs are paid.

          (d)  CHANGE IN CONTROL ON ACCOUNT OF IPO. The vested amount of the a
               -----------------------------------
bonus that becomes payable to Employee hereunder on account of a Change in Control by reason of an initial public offering of the stock of an Affiliated Company, determined in accordance with paragraphs 2 and 3, shall be made in that number of shares of stock of the Affiliated Company with respect to which the initial public offering occurs, the value of which is equal to the bonus payable hereunder, based upon the initial price of such shares offered to the public in the initial public offering. Such shares will be transferrable by Employee only if such securities have been registered under the federal Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration available to Employee under the Act. To the extent that Employee is subject to withholding taxes on a bonus payable hereunder in shares of stock, the Company may loan to Employee, upon such terms and conditions as Employee and the Company shall agree, an amount sufficient to satisfy the withholding obligation with respect to such shares of stock, such loan to be secured by the shares of stock received by Employee hereunder.

     5.   CONTINUATION OF AGREEMENT IN EVENT OF CHANGE IN CONTROL.  In the event
          -------------------------------------------------------
of a Change in Control with respect to one or more of the Affiliated Companies, but not all of the Affiliated Companies, Employee shall receive a bonus hereunder with respect to the Affiliated Company(ies) with respect to which the Change in Control occurred. In addition, this Agreement shall continue with respect to those Affiliated Companies with respect to which no Change in Control has occurred.

     6.   PARACHUTE PAYMENTS.  To the extent that any amount payable hereunder
          ------------------
is a "parachute payment" within the meaning of section 280G of the Internal Revenue Code of 1986, as amended, the provisions of Section 10 of the Employment Agreement, or any successor section thereto or replacement section therefor, shall govern.

     7.   MISCELLANEOUS.
          -------------

          (a)  NO ASSIGNMENT.  The benefits payable hereunder may not be
               -------------
voluntarily or involuntarily assigned or alienated and are not subject to the claims of creditors.

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

          (b)  NO GUARANTEE OF EMPLOYMENT.  Nothing in the Agreement shall be
               --------------------------
construed as a contract of employment or be deemed to confer upon Employee the right to be retained in the service of the Company or any Affiliated Company, nor shall it interfere with the right of the Company or any Affiliated Company to discharge or otherwise deal with Employee without regard to the existence of this Agreement.

          (c)  NO FUNDING.  All benefits hereunder are payable, as and when they
               ----------
come due, solely from the general assets of the Company or from Empress Casino Hammond Corporation.

          (d)  FACILITY OF PAYMENT. When, in the Company's opinion, the Employee
               -------------------
is under a legal disability or is incapacitated in any way so as to be unable to manage his affairs, the benefits hereunder may be paid to Employee, Employee's spouse, or to a duly appointed guardian or conservator, custodian, adult relative, or directly for the benefit, of Employee, as the Company shall in its discretion determine. Any such payments shall constitute a complete discharge therefor.

          (e)  WITHHOLDING FOR TAXES.  Notwithstanding any other provisions of
               ---------------------
this Agreement, all payments hereunder shall be subject to any applicable withholding for all federal, state and local taxes income, employment or excise taxes. In the event that payment hereunder is made to Employee in shares of stock in accordance with paragraph 4, Employee will provide the Company with the funds, if any are necessary, to discharge any income tax and FICA tax withholding obligations of the Company relating to the shares received by Employee, either through withholding from the Employee's subsequent salary or bonus payments or through a direct cash payment to the Company by Employee.

          (f)  GOVERNING LAW. This Agreement shall be construed and administered
               -------------
according to the laws of the State of Illinois to the extent that such laws are not preempted by the laws of the United States of America.

          (g)  BINDING EFFECT.  This Agreement shall be binding upon and shall
               --------------
inure to the benefit of both the Company and Employee and their respective successors, assigns, heirs, and legal representatives, but neither this Agreement nor any rights hereunder may be assigned by the Company or Employee without the written consent of the other party.

          (h)  AMENDMENTS.  No amendments or variations of the terms and
               ----------
conditions of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

          (i)  SAVINGS CLAUSE. If any one or more of the provisions contained in
               --------------
this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not effect the validity and enforceability or any other provision hereof.

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

     8.   ALLOCATION.  The Company and the Employee acknowledge that, concurrent
          ----------
herewith, Employee is entering into a Long Term Incentive Bonus Agreement with Empress Casino Joliet Corporation (the "Empress Joliet Agreement") and that the benefits payable to Employee under this Agreement are not intended to duplicate the benefits payable to Employee from Empress Casino Joliet Corporation. The Company will cooperate with Empress Casino Joliet Corporation to fairly allocate costs and expenses of the bonus payable hereunder to Employee in a manner (i) commensurate with the relative efforts and time commitment provided by Employee to the Company and to Empress Casino Joliet Corporation, in the case of a bonus which is payable following a termination of employment and (ii) consistent with the Change in Control, in the case of a bonus which is payable following a Change in Control. Notwithstanding the right of the Company and Empress Casino Joliet Corporation to allocate costs and expenses as set forth herein, as between Employee and the Company and Empress Casino Joliet Corporation, the liability of the Company hereunder and Empress Casino Joliet Corporation under the Empress Joliet Agreement to Employee shall be joint and several as to both agreements.

     IN WITNESS WHEREOF, this Agreement has been executed by the Company and Employee, in one or more counterparts, each of which shall be deemed an original, as of the date first written above.


EMPRESS CASINO HAMMOND                   EMPLOYEE:
CORPORATION

By: [SIGNATURE ILLEGIBLE] ^^               /s/ Joseph J. Canfora
    ---------------------------------    ------------------------------------
     Chairman of the Board                    Joseph J. Canfora

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